UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): April 4, 2011 (March 30, 2011)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or otherjurisdiction of incorporation)	000-51757 (Commission file number)	16-1731691 (I.R.S. Employer Identification No.)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices, including Zip Code)
(214) 750-1771
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.
     On March 30, 2011, the Audit Committee of the Board of Directors of Regency GP LLC, the general partner of Regency GP LP, the general partner of Regency Energy Partners LP (the “Registrant”), approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and approved the dismissal of KPMG LLP (“KPMG”) as its independent registered public accounting firm. The Registrant notified KPMG of its dismissal on March 30, 2011.
     The audit reports of KPMG on the consolidated financial statements of the Registrant as of December 31, 2010 and 2009 and for the period from May 26, 2010 to December 31, 2010, the period from January 1, 2010 to May 25, 2010, and the year ended December 31, 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2010 and December 31, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
     During the Registrant’s two fiscal years ended December 31, 2010 and December 31, 2009, and during the subsequent interim period through March 30, 2011, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their report to the subject matter of the disagreement, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
     The Registrant provided KPMG with a copy of this Current Report on Form 8-K, and requested that KPMG furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the statements made by the Registrant in response to the disclosures required by Item 304(a) of Regulation S-K. The Registrant subsequently received the requested letter, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     During the Registrant’s two fiscal years ended December 31, 2010 and December 31, 2009, and during the subsequent interim period through March 30, 2011, neither the Registrant nor anyone acting on the Registrant’s behalf consulted with Grant Thornton regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
Exhibit 16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 4, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By:	Regency GP LP, its general partner
By:	Regency GP LLC, its general partner

By:	/s/ Paul M. Jolas
Paul M. Jolas
Executive Vice President, Chief Legal Officer and Secretary

April 4, 2011

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated April 4, 2011.